Exhibit 99.3

                  Form of Proxy to Be Mailed to Shareholders of
                          Oregon Trail Financial Corp.

                                 REVOCABLE PROXY
                          OREGON TRAIL FINANCIAL CORP.
                         ANNUAL MEETING OF SHAREHOLDERS
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                                  _______, 2003
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         The undersigned hereby appoints ___________ and __________ as the official proxy committee of the Board of Directors, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Oregon Trail which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the _____________, ____________, Baker City, Oregon, on ______, ___ __, 2003, at ____ _.m., local time, and at any and all adjournments thereof, as follows:

                                                                       FOR          AGAINST          ABSTAIN
                                                                       ---          -------          -------

1.       To approve the Merger Agreement dated February 24,            [ ]            [ ]              [ ]
         2003 between FirstBank NW Corp. and Oregon Trail
         Financial Corp.

                                                                                                     FOR ALL
                                                                       FOR          WITHHOLD         EXCEPT
                                                                       ---          --------         ------
2.       The election as directors of all nominees
         listed (except as marked to the contrary below).              [ ]            [ ]              [ ]

         Stephen R. Whittemore
         Charles H. Rouse

         INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name on the space provided below.


         ------------------------------------------

                                                                       FOR          AGAINST          ABSTAIN
                                                                       ---          -------          -------
3.       The approval of the appointment of Deloitte & Touche
         LLP as Independent auditors for the fiscal year ending        [ ]            [ ]              [ ]
         March 31, 2004.

4. To transact such other business as may properly come before the annual meeting or any adjournments or postponements.

         The Board of Directors recommends a vote "FOR" the above proposals.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of Oregon Trail Financial Corp. at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from Oregon Trail Financial Corp. prior to the execution of this proxy of notice of the Meeting, the Proxy Statement/Prospectus dated __________ ___, 2003.


Dated: _________________________, 2003




______________________________________     _____________________________________
PRINT NAME OF STOCKHOLDER                  PRINT NAME OF STOCKHOLDER





______________________________________     _____________________________________
SIGNATURE OF STOCKHOLDER                   SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder must sign.


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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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